UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2008
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events
     On August 8, 2008, Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) entered into and consummated a Stock Purchase and Option Agreement (the “Agreement”) with Hollywood Support Partners, LLC (“Hollywood”) whereby the Company purchased from Hollywood 67,067 shares of Series B Common Stock (the “Series B Stock”) and 28,497 shares of Series A Preferred Stock (the “Series A Stock” and together with the Series B Stock, the “Shares”) of Anodyne Medical Device, Inc. (“Anodyne”). Mark Bidner, the Chairman of Anodyne’s Board of Directors and Chief Executive Officer, President and Secretary of Anodyne, is the managing member of Hollywood. The aggregate purchase price for the Shares was $7,092,784.69 and was paid as follows: (i) the cancellation of a promissory note with 13.0% payment-in-kind interest, dated February 15, 2006 and due August 15, 2008, of Hollywood in favor of the Company, the outstanding principal amount of, and accrued and unpaid interest on, was $6,892,784.69, and (ii) the granting by the Company to Hollywood of an option, valued at $200,000, that permits Hollywood to purchase from the Company 47,690 shares of Series B Common Stock at a strike price per share that exceeds the price per share paid by the Company for the Series B Stock and representing approximately 10% of the fully diluted ownership of Anodyne as of August 8, 2008. The Agreement contains customary representations and warranties with respect to the organization and authority of Hollywood; no conflicts with respect to Hollywood’s consummation of the transactions contemplated by the Agreement; legal proceedings involving Hollywood, the Shares or the transactions contemplated by the Agreement; and Hollywood’s ownership of the Shares. Concurrently with the consummation of the aforementioned transactions, Mr. Bidner resigned as the Chief Executive Officer, President and Secretary of Anodyne and will continue his service on Anodyne’s Board of Directors as its Chairman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2008	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2008	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

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